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                            SECTION 906 CERTIFICATION

                                  Exhibit 99.2

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The undersigned certify that, to their knowledge, the Form 11-K/A of Wilmington
Trust Corporation's Thrift Savings Plan for 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in that report fairly presents, in all material respects, the financial condition and results of operation of that plan.

A signed original of this written statement required by Section 906 has been provided to Wilmington Trust Corporation and will be retained by Wilmington Trust Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                           /s/ Ted T. Cecala
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                           Ted T. Cecala
                           Chairman of the Board and Chief Executive Officer

                           /s/ David R. Gibson
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                           David R. Gibson
                           Executive Vice President and Chief Financial Officer